SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant __X__

Filed by a Party other than the Registrant ___

Check the appropriate box:
__      Preliminary Proxy Statement
__      Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
_X      Definitive Proxy Statement
__      Definitive Additional Materials
__      Soliciting Material Pursuant to Section 240.14a.12

                          FIRST SECURITY BANCORP, INC.
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

_______________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check the appropriate box):
_X_    No fee required.
___    Fee computed on table below per Exhchange Act Rules 14a-6(i)(4) and 0-11.
        (1)  Title of each class of securities to which transaction applies:
        _______________________________________________________________________
        (2)  Aggregate number of securities to which transaction applies:
        _______________________________________________________________________
        (3)     Per unit price or other underlying value of transaction
        computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        _______________________________________________________________________
        (4)  Proposed maximum aggregate value of transaction:
        _______________________________________________________________________
        (5) Total fee paid:
        _______________________________________________________________________
___     Fee paid previously with preliminary materials.
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)  Amount Previously Paid:
        _______________________________________________________________________
        (2)  Form, Schedule or Registration Statement No.:
        _______________________________________________________________________
        (3)  Filing Party:
        _______________________________________________________________________
        (4)  Dated Filed:
        _______________________________________________________________________


                          FIRST SECURITY BANCORP, INC.
                              318 East Main Street
                            Lexington, Kentucky 40507

                    Notice of Annual Meeting of Shareholders
                             to be held May 20, 2003

     The Annual Meeting of Shareholders of First Security Bancorp, Inc. will be held in the Auditorium of the Shriners Hospital for Children, 1900 Richmond Road, Lexington, Kentucky, on Tuesday, May 20, 2003 at 10:00 a.m., local time, for the purposes of considering and acting upon the following:

         1. Election of seven (7) Directors for three-year terms ending with the Annual Meeting of Shareholders in 2006 or until their successors have been elected and qualified;

         2. An amendment to the First Security Bancorp, Inc. Stock Award Plan to increase the number of shares subject to awards granted under the Stock Award Plan; and

         3. Transaction of such other business as may properly come before the Annual Meeting and all adjournments thereof.

     Only shareholders of record at the close of business on the record date, April 1, 2003, will be entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof.

     It is desirable that as many shareholders as possible be represented at the Annual Meeting. Consequently, whether or not you now expect to be present, please date, sign and return the accompanying form of proxy which is solicited by the Board of Directors of the Company and which will be voted as indicated in the accompanying proxy statement and form of proxy. A return envelope is provided which requires no postage. You may revoke the proxy at any time before the authority therein is exercised in the manner described in the accompanying proxy statement.

                       By order of the Board of Directors

                                                     Andrew C. Hils
                                                     Secretary/Treasurer

Lexington, Kentucky
April 15, 2003

                             Your Vote Is Important

         Please date, sign and promptly return the enclosed proxy in the accompanying postage pre-paid envelope.


                          FIRST SECURITY BANCORP, INC.
                              318 East Main Street
                            Lexington, Kentucky 40507
                                 (859) 367-3700

                                 Proxy Statement
                                       for
                         Annual Meeting of Shareholders
                                  May 20, 2003

                                  INTRODUCTION
General

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of First Security Bancorp, Inc. (the "Company") of proxies in the accompanying form for the 2003 Annual Meeting of Shareholders (the "Meeting"). The Meeting will be held in the Auditorium of the Shriners Hospital for Children, 1900 Richmond Road, Lexington, Kentucky, on Tuesday, May 20, 2003 at 10:00 a.m., local time. The persons named as proxies in the accompanying form of proxy, Dennis R. Anderson and Erle L. Levy, have been designated as proxies by the Board of Directors.

     Only shareholders of record at the close of business on the Meeting record date, April 1, 2003, will be entitled to receive notice of and to vote at the Meeting. On April 1, 2003 there were 1,470,722 shares of Company common stock issued, outstanding and entitled to vote.

     This proxy statement and the accompanying form of proxy are first being sent to shareholders on or about April 15, 2003. The Annual Report for the Company for the year 2002 on Form 10-K, including financial statements, has been mailed to all shareholders with this proxy statement. Such Annual Report and financial statements are not a part of this proxy statement.

         The Company is a bank holding company whose principal asset is First Security Bank of Lexington, Inc. ("First Security Bank").

Voting

     Voting rights are vested exclusively in the holders of shares of Company common stock. The presence at the Meeting, in person or by proxy, of the holders of Company common stock representing a majority of the outstanding shares of Company common stock will constitute a quorum. If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to execute voting discretion with respect to matters to be acted upon at the Meeting. Shares represented by a limited proxy, such as where a broker may not vote on a particular matter without instructions from the beneficial owner and no instructions have been received (i.e. "broker nonvote"), will be counted to determine the presence of a quorum but will not be deemed present for other purposes and will not be the equivalent of a "no" vote on a proposition. Accordingly, shares represented by a proxy reflecting a broker nonvote with respect to any proposal will not be deemed present and entitled to vote on such proposal for purposes of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matter by reducing the total number of shares from which a majority is calculated. Shares represented by a proxy with instructions to abstain on a matter will be counted in determining whether a quorum is in attendance and in determining the number of shares present at the Meeting. An abstention is not the equivalent of a "no" vote on a proposition.

     A shareholder is entitled to one vote per share of Company common stock owned on each matter coming before the Meeting. The affirmative vote of a plurality of the votes cast at the Meeting is required for the election of Directors. A "plurality" means that the individuals with the largest number of votes are elected as Directors up to the maximum number of Directors (i.e. seven) to be chosen at the Meeting. A properly executed proxy whereby authority is withheld from one or more nominees for Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum. The affirmative vote of a majority of the votes cast at the Meeting is required for the approval of the amendment to the First Security Bancorp, Inc. Stock Award Plan. The persons named in the accompanying form of proxy will vote such proxy in accordance with the specification made with respect to the proposal to amend the Stock Award Plan. If no specification is made, the persons named in the accompanying proxy will vote for such proposed amendment.

     When the accompanying form of proxy is executed and returned before the Meeting, the shares represented thereby will be voted at the Meeting as specified thereon. Any person executing the accompanying form of proxy may revoke it prior to the voting at the Meeting by giving written notice of revocation to the Secretary of the Company, Andrew C. Hils, by filing a proxy bearing a later date with the Secretary or by attending the Meeting and voting his or her shares in person.

     Directors, officers and employees of the Company may solicit proxies by mail, in person, or by telephone or facsimile. They will receive no additional compensation for such services. The Company may make arrangements with brokerage firms and other custodians, nominees and fiduciaries, if any, for the forwarding of solicitation materials to the beneficial owners of Company common stock held of record by such persons. The Company will reimburse any such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them for such services. The Company will bear all expenses associated with the solicitation of proxies and other expenses associated with the Meeting.

                                     ITEM 1.

                              ELECTION OF DIRECTORS
     In accordance with the Company's Articles of Incorporation, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. Each class is to be elected to separate three (3) year terms with each term expiring in different years. At each Annual Meeting of Shareholders the Directors or nominees constituting one class are elected for a three (3) year term. The term of those Directors listed below as Class I Directors expires at the Meeting and this Class contains the nominees to be elected to serve until the Annual Meeting of Shareholders in 2006. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with law for the remainder of the full term of the vacant directorship.

     The Board of Directors intends to nominate for election as Class I Directors the seven (7) persons listed below, all of whom are presently serving as Class I Directors of the Company. It is the intention of the persons named in the proxy to vote for the election of all nominees named. If any nominee(s) shall be unable to serve, which is not now contemplated, the proxies will be voted for such substitute nominee(s) as the Board of Directors recommends. Nominees receiving the seven (7) highest totals of votes cast in the election will be elected as Directors. Proxies in the form solicited hereby which are returned to the Company will be voted in favor of the seven (7) nominees specified below unless otherwise instructed by the shareholder. Abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on the outcome of the election.

     The following tables set forth information with respect to each Class I Director, all of whom are nominees for re-election at the Meeting, and with respect to incumbent Directors in Classes II and III of the Board of Directors who are not nominees for re-election at the Annual Meeting.


Name                                       Year First                                Business Experience
and Age                                    Elected              Positions with       During the Past
                                           Director              the Company1        Five Years

                                                      CLASS I DIRECTORS
                                                     (Terms Expire 2003)

John S. Shropshire                         2000                Chairman of the       President and Chief Executive
(54)                                                           Board of Directors;   Officer of the Company since
                                                               President and Chief   June 1, 2000; President of
                                                               Executive Officer     First Security Bank since
                                                                                     March 1, 2000; Previously with
                                                                                     Community Trust Bancorp, Inc.
                                                                                     [President, Chief Executive
                                                                                     Officer and Director,
                                                                                     Flemingsburg, Kentucky
                                                                                     affiliate (1995-1997);
                                                                                     Executive Vice-President and
                                                                                     Senior Lending Officer,
                                                                                     Pikeville, Kentucky
                                                                                     (1997-1998); President and
                                                                                     Chief Executive Officer,
                                                                                     Central Kentucky Region
                                                                                     (1998-2000)]

Dennis R. Anderson                         2000                Director              Owner, Dennis Anderson Real
(51)                                                                                 Estate, Inc. (real estate
                                                                                     development and investment
                                                                                     company)

John D. Barlow                             2000                Director              President, Barlow Homes, Inc.
(43)                                                                                 (home builder)

(1) Each Director of the Company also serves as a Director of First Security Bank


Name                                       Year First                                Business Experience
and Age                                    Elected             Positions with        During the Past
                                           Director             the Company          Five Years

Erle L. Levy                               2000                Director              Owner, Kentucky Lighting and
(69)                                                                                 Supply, Inc.

David R. McCulloch                         2000                Director              Vice-President, Packaging
(39)                                                                                 Systems Division, Schaefer
                                                                                     Systems International
                                                                                     (industrial packaging/material
                                                                                     handling company)

Dr. Ira P. Mersack                         2000                Director              Physician (Dermatology
(62)                                                                                 Associates of Kentucky,
                                                                                     P.S.C.); Partner, Margaux Farm
                                                                                     LLC; Partner, DAK Properties

D. Woodford Webb, Jr.                      2000                Director              Attorney (Webb, Hoskins,
(34)                                                                                 Glover & Thompson, P.S.C.);
                                                                                     President, The Webb Companies

                                           CLASS II DIRECTORS*
                                                     (Terms Expire 2005)
Len Aldridge                               2000                Director              Vice-President, Limited
(65)                                                                                 Partners of Lexington, Inc.
                                                                                     (real estate management
                                                                                     company)

(*) The Company Board of Directors has not yet determined to fill the Class II vacancy created by the resignation of Fon Rogers II who resigned from the Board of Directors on November 15, 2002.


Name                                       Year First                                Business Experience
and Age                                    Elected             Positions with        During the Past
                         Director the Company Five Years

Julian E. Beard                            2000                Chairman Emeritus     Director, Economic
(65)                                                           and Founder           Development, Lexington-Fayette
                                                                                     Urban County Government; Chief
                                                                                     Financial Officer, Hopewell
                                                                                     Farm and Bluegrass Bloodstock
                                                                                     Agency; Retired President and
                                                                                     Chief Executive Officer of the
                                                                                     Company; Retired President and
                                                                                     Chief Executive Officer of
                                                                                     First Security Bank

A.F. Dawahare                              2000                Director              President and Chief Executive
(70)                                                                                 Officer, Dawahare's, Inc.
                                                                                     (retail clothier)

Robert J. Rosenstein                       2000                Director              President, Shoppers Village
(50)                                                                                 Liquors, Inc. (d/b/a The
                                                                                     Liquor Barn); Commercial real
                                                                                     estate developer

Dr. Ronald J. Saykaly                      2000                Director              Physician (Ronald J. Saykaly,
(60)                                                                                 M.D., P.S.C.)

Kathy E. Walker                            2000                Director              Owner, Elm Street Resources,
(44)                                                                                 Inc. (coal sales agency)





Name                                       Year First                                Business Experience
and Age                                    Elected             Positions with        During the Past
                                           Director            the Company           Five Years

                                                     CLASS III DIRECTORS
                                                     (Terms Expire 2004)

Harold Glenn Campbell                      2000                Director              Financial Advisor, Merrill
(52)                                                                                 Lynch Pierce Fenner & Smith
                                                                                     since December 2000; President
                          and Chief Executive Officer,
                                                                                     Farmers State Bank,
                                                                                     Booneville, Kentucky 1983 -
                                                                                     2000

William A. Combs, Jr.                      2000                Director              Chairman of the Board, Dupree
(62)                                                                                 Mutual Funds;
                                                                                     Secretary/Treasurer and
                                                                                     Director, Mercedes-Benz of
                                                                                     Cincinnati; Secretary/
                                                                                     Treasurer and Director,
                                                                                     Ellerslie Corporation d/b/a
                                                                                     Freedom Dodge Chrysler
                                                                                     Plymouth Lexington; Partner,
                                                                                     Lexland LLC (real estate
                                                                                     development company)

Dr. Kenneth L. Gerson                      2000                Director              Physician (Gerson & Greisner
(72)                                                                                 M.D.)

Tommy R. Hall                              2000                Director              President, T. Hall Properties
(65)                                                                                 LLC

Nick O. Rowe                               2001                Director              Vice-President, Operations,
(45)                                                                                 Kentucky-American Water
                                                                                     Company



Name                                       Year First                                Business Experience
and Age                                    Elected             Positions with        During the Past
                         Director the Company Five Years


Richard S. Trontz                          2000                Director              Owner, Hopewell Farm and
(48)                                                                                 Bluegrass Bloodstock Agency
                                                                                     (bloodstock services and
                                                                                     equine insurance)
William T. Vennes                          2000                Director              Retired Vice-President and
(62)                                                                                 General Manager of the Imaging
                                                                                     Solutions Division, Lexmark
                                                                                     International Inc.

     None of the nominees or continuing Directors is a director of any company with a class of securities registered with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act, or of any company registered as an investment company under the Investment Company Act of 1940.

     In addition to the directors listed in the tables above, Michael Lischin, Donald K. Poole, Irving Rosenstein, Warren W. Rosenthal and Dr. Sibu P. Saha serve as advisory directors of the Company.

              BOARD OF DIRECTORS COMMITTEES, MEETINGS AND FUNCTIONS

     There are two standing committees of the Board of Directors of the Company: the Executive Committee and the Audit Committee. There are six standing committees of the Board of Directors of First Security Bank: the Asset/Liability Management Committee, the Director Loan Policy Committee, the Investment Committee, the Audit Committee, the Community Reinvestment Act Committee and the Executive Committee.

     The First Security Bank Asset/Liability Management Committee consists of Directors Anderson, Beard, Hils, Saykaly and Shropshire. In addition, First Security Bank Vice-President Greg Doyle serves as an adviser to this committee. The Asset/Liability Management Committee establishes and monitors adherence to First Security Bank's asset/liability policies and monitors First Security Bank's interest rate sensitivity and liquidity.

     The First Security Bank Director Loan Policy Committee consists of Directors Barlow, Beard, Hall, Hils, Levy, Rosenstein, Shropshire, Trontz, Vennes and Webb. The Director Loan Policy Committee establishes First Security Bank's lending policies, monitors adherence to First Security Bank's lending policies and regulatory lending requirements, reviews and participates in the loan approval process respecting loans in excess of $500,000 and monitors the quality of First Security Bank's loan portfolio, including a review of First Security Bank's allowance for loan and lease losses.

     The First Security Bank Investment Committee consists of Directors Aldridge, Anderson, Combs, Dawahare, Levy, Saykaly, Shropshire and Walker. The Investment Committee establishes the Bank's investment policies, monitors adherence to First Security Bank's investment policies and regulatory investment requirements and reviews First Security Bank's investment portfolio.

     The Audit Committee for both the Company and First Security Bank consists of Directors Anderson, Campbell, Dawahare, Gerson, Mersack, Saykaly and Walker. In addition, First Security Bank Internal Auditor Jan Choate serves as an adviser to this committee. The Audit Committee nominates an independent accounting firm to conduct an annual audit of the Company and First Security Bank, reviews the resulting audited financial statements and monitors and supervises First Security Bank's internal audit control. The Audit Committee reports the result of the annual audit in writing to the Board of Directors, such report stating whether the Company and First Security Bank are in a sound condition and whether adequate internal controls and procedures are being maintained.

     The First Security Bank Community Reinvestment Act Committee consists of Directors Rowe, Saykaly, Shropshire and Webb. In addition, First Security Bank Executive Vice-President Andrew C. Hils and Assistant Vice-President Wayne Stefanovich serve as advisers to this committee. The Community Reinvestment Act Committee monitors First Security Bank's adherence to the Community Reinvestment Act of 1978.

     The Executive Committee for both the Company and First Security Bank consists of Directors Aldridge, Beard, Campbell, Combs, Rosenstein, Shropshire and Vennes. In addition, First Security Bank Executive Vice-President Andrew C. Hils serves as an adviser to this Committee. The Executive Committee previews all matters that are brought to the Company's or First Security Bank's (as applicable) Board of Directors and has the power to direct the business of the Company or First Security Bank (as applicable) except for such actions as are required by law to be effected by the entire Board of Directors.

     The Board of Directors of the Company met twelve (12) times during 2002. With respect to Company Board of Directors committees, the Executive Committee held 12 meetings and the Audit Committee held 6 meetings in 2002. With respect to First Security Bank Board of Directors committees, such committees held the following number of meetings in 2002: Asset/Liability Management Committee, 4 meetings; Director Loan Policy Committee, 32 meetings; Investment Committee, 4 meetings; Audit Committee, 6 meetings; Community Reinvestment Act Committee, 3 meetings; and Executive Committee, 13 meetings. Of the members of the Company Board of Directors, each of Messrs. Campbell, Dawahare, Hall, McCulloch, Mersack, Rowe, Trontz and Vennes attended less than 75% of the aggregate meetings of the Board of Directors and all committees (including for this purpose committees of First Security Bank) on which he served during 2002.

               SHARE AND WARRANT OWNERSHIP OF DIRECTORS, EXECUTIVE
                     OFFICERS AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of April 1, 2003 concerning the number and percentage of shares of Company common stock beneficially owned by Company directors and executive officers, and by all Company directors and executive officers as a group, as well as information regarding the only persons known by the Company to own 5% or more of the outstanding shares of Company common stock. Except as otherwise indicated, all shares are owned directly, and the named persons possess sole voting and investment power with respect to all indicated shares.


                              Amount and Nature of
                              Beneficial Ownership of
                              Common Stock as of       Shares Acquirable
Name of Beneficial Owner      April 1, 2003            Within 60 Days(1)               Percent of Class*

Len Aldridge                    48,425(2)                       2,500                   3.46

Dennis R. Anderson              21,240(3)                       5,180                   1.79

John D. Barlow                  12,219(4)                       5,180                   1.18

Julian E. Beard                 12,200(5)                      20,180                   2.17

Harold Glenn Campbell           52,000(6)                       2,500                   3.70

William A. Combs, Jr.           40,000                          5,180                   3.06

A.F. Dawahare                   20,000(7)                       8,396                   1.92

Dr. Kenneth L. Gerson           13,000                          5,180                   1.23

Tommy R. Hall                   27,355                          5,180                   2.20

Andrew C. Hils                       0                              0                    ---

Erle L. Levy                    17,680(8)                       2,500                   1.37

David R. McCulloch              10,000                          5,180                   1.03

Dr. Ira P. Mersack              30,000(9)                       7,994                   2.57

Robert J. Rosenstein            24,010(10)                     11,344                   2.39

Nick O. Rowe                       300                          2,500                    .19

Dr. Ronald J. Saykaly           60,000(11)                      2,500                   4.24

John S. Shropshire               5,925                         10,000                   1.08

Richard S. Trontz               22,500                          6,922                   1.99

William T. Vennes               40,000                          5,180                   3.06

Kathy E. Walker                 21,250                          2,500                   1.61

D. Woodford Webb, Jr.           16,250                          5,180                   1.45
                                ------                          -----                   ----


All Directors and Executive    494,354                        121,276                 41.69%**
Officers as a group

5% Shareholders:

Donald K. Poole
1999 Richmond Road             176,492                          2,500                 12.15%
Lexington, Kentucky 40502

Warren W. Rosenthal
P.O. Box 54826
Lexington, Kentucky 40555      76,250                           8,396                   5.72%

* Any shares reflected under the heading "Shares Acquirable Within 60 Days" for a named benficial owner are deemed outstanding for purposes of computing the percentage of outsranding shares of Company common stock owned by such person but are not deemed to be outsranding for purposes of computing the percentage of ownership of any other person.

** All shares reflected under the heading "Shares Acquirable Within 60 Days" are deemed outstanding for purposes of computing this percentage.

(1)Reflects shares of which the named persons may be deemed to be beneficial owners as a result of rights they may exercise, within sixty days of April 1, 2003, to acquire beneficial ownership of such reflected shares.
(2)Includes 15,125 shares held by Brookhaven Trust Properties of which Mr.Aldridge is co-trustee.
(3)Includes 10,000 shares held in an individual retirement account for the benefit of Mr. Anderson.
(4)Includes 1,094 shares held in an individual retirement account for the benefit of Mr. Barlow.
(5)Includes 12,000 shares held in an individual retirement account for the benefit of Mr. Beard.
(6)Shares are held by the Harold Campbell Trust.
(7)Shares are held by the S F Dawahare Estate Limited PArtnership.
(8)Shares are jointly owned by Mr. Levy's wife, Sara Levy.
(9)Includes 15,000 shares held for the benefit of Dr. Ira Mersack by National City Bank as Custodian for both the Dermatology Associates of Kentucky, P.S.C. Profit Sharing Plan and Pension Plan.
(10)Includes 14,000 shares held by Robert J. Rosenstein Revocable Trust and 10 shares held by Mr. Rosenstein as custodian for his son, Ross J. Rosenstein.
(11)shares are jointly owned with Dr. Saykaly's wife, Teresa G. Saykaly.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

         Set forth below are tables showing, for the Chief Executive Officer of the Company and the two other executive officers of the Company with annual compensation in excess of $100,000, (i) in summary form, the compensation paid the last three years for services rendered in all capacities by First Security Bank (no compensation being paid Company officers by the Company) and (ii) the stock options granted.

Summary

                                                                                Long-Term
                                                                              Compensation
                                                                            Shares Underlying
    Name and Principal       Fiscal         Annual         Compensation*         Options              All Other
         Position             Year          Salary             Bonus                                Compensation**

John S. Shropshire            2002         $140,000          $17,500             10,000              $13,750.14
President, CEO and            2001          125,000            15,000              ---                  6,208.14
Chairman of the Board of      2000          104,167            ---               20,000                  ---
Directors

Andrew C. Hils                2002         $57,500           $30,000              3,500               $3,327.80
Executive Vice-President      2001           ---               ---                 ---                   ---
and Chief Credit Officer,     2000           ---               ---                 ---                   ---
First Security Bank

R. Greg Kessinger             2002         $91,521            $9,000               ---               $10,055.83
Formerly Chief Operating      2001           95,000            3,000               ---                  4,447.68
Officer, First Security       2000           90,000            1,000              4,000                 2,400.00
Bank***

*For Mr. Hils, whose employment with First Security Bank commenced July 1, 2002, the salary and bonus sums set for below represent the monies paid Mr. Hils in that regard during 2002. Mr. Hils' annual salary with First Security Bank is $115,000.


**Represents the amounts contributed by First Security Bank to the named participants' accounts in the First Securitiy Bank 401(K) Profit Sharing Plan (in 2002, Mr. Shropshire$5,027.00, Mr. Hils $0, and Mr. Kessinger $3,661.00) and the cost of group health, term life, and long term disability insurance premiums paid for by the Company for such individuals (in2002, Mr. Shropshire $8,723.00, Mr. Hils $3,328.00, and Mr. Kessinger $6,395.00).

***Mr. Kessinger resigned his positions with the Company and First Security Bank effective January 17, 2003.

         The following table sets forth information concerning individual grants of options to purchase the Company's common stock made to the named individual in 2002:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                        Percent of
                                        Total Options                              Potential Realizable
                      Number of         Granted to                                 Value at Assumed Annual Rates of
                      Shares            Employees in    Exercise or                Stock Price Appreciation for
                      Underlying        Fiscal Year     Base Price    Expira-tion  Option Term
                      Options Granted                   ($/Sh.)       Date(1)           5% ($)           10% ($)
Name

John S. Shropshire         10,000           51.3%          16.00       February         8,000            16,000
                                                                       18, 2009

Andrew C. Hils             3,500            18.0%          20.25      August 20,        3,544            7,088
                                                                         2007

         (1) Twenty percent (20%) of the options granted become exercisable each annual anniversary date of the date of the grant for as long as the subject person remains in the employ of First Security Bank.

Employee Benefit Plans

     First Security Bank offers all officers and full-time employees group life and medical and dental insurance coverage. First Security Bank also has a defined contribution 401(k) retirement plan which covers employees that meet certain age and length of service requirements. First Security Bank currently contributes to the 401(k) plan through a one hundred percent (100%) match of employee contributions up to 4.0% of employee compensation. First Security Bank also sponsors a Section 125 Cafeteria Plan that provides the employee the opportunity to use pre-tax dollars to pay for approved benefits instead of paying for these benefits using after-tax dollars.

     Under the Company's Stock Award Plan, 100,000 shares of Company common stock are available for issuance under options which may be granted between 2000 and 2010. Both incentive stock options and non-qualified stock options may be issued under the Stock Award Plan, as well as restricted stock awards and stock appreciation rights. The purposes of the Stock Award Plan are to enable the Company to attract, retain and provide incentives for outstanding employees, Directors and advisory directors for the Company and First Security Bank, to reward excellent performance by employees and to further the growth, development and financial success of the Company. The Company Board of Directors administers the Stock Award Plan.

     Shareholders will be asked at the Meeting to act upon a proposal to amend the Stock Award Plan by increasing the number of shares of Company common stock subject to awards granted under such Plan.

Compensation of Directors

     Directors of the Company and First Security Bank have never received fees for their services in such capacity. In light of such fact, the Company Board of Directors determined in 2002 that the Company would each year grant each Director not a Company or First Security Bank employee, and certain Advisory Directors, options under the Company's Stock Award Plan respecting 1,000 shares of Company common stock, and the Company granted such options to each such person in 2002 and earlier this year for 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16"), requires the Company's Directors and certain officers and beneficial owners of Company common stock (collectively, the "reporting persons") to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Company common stock. The reporting persons are required to furnish the Company with copies of all reports filed pursuant to Section 16.
     Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2002, all filing obligations applicable to the reporting persons were satisfied with the exception of 125 shares acquired by Brookhaven Trust Properties of which Company Director Len Aldridge is a co-trustee. These shares were purchased on March 1, 2002 and were not reported until Mr. Aldridge filed a Form 5 earlier this year.

Certain Transactions With Management

     First Security Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its directors, officers, and employees and their associates. All of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

     First Security Bank entered into a twenty (20) year lease with LEX/108, LLC dated April 2, 2001 for the lease of land and improvements thereon in Palomar Centre in Lexington, Kentucky for the purpose of a First Security Bank branch office. First Security Bank will pay monthly rental of $5,600 for the first five years of the lease term, with the monthly rental increasing $200 every two years of the lease term (except for the fifteenth and sixteenth years when the monthly rental increases $400 over the previous two-year period). First Security Bank may extend the lease term an additional twenty (20) years in which event monthly rental would increase four percent (4%) annually. First Security Bank will also be obligated to pay the cost of all insurance, taxes and utilities associated with the property as well as a pro rata portion of the maintenance costs for the Palomar Centre. Company Director D. Woodford Webb, Jr. is a member of LEX/108, LLC.

                                     ITEM 2.

                  APPROVAL OF AMENDMENT TO THE STOCK AWARD PLAN

     The  Stock  Award  Plan was  adopted  by the  Board of  Directors  of First
Security  Bank on March  21,  2000 and  approved  by the  shareholders  of First
Security Bank at their annual meeting on May 16, 2000, at which meeting the shareholders of First Security Bank also approved a merger effecting a bank holding company reorganization of First Security Bank, resulting in the Company's ownership of First Security Bank. Under such reorganization the Stock Award Plan of First Security Bank became the Stock Award Plan of the Company, with the Company in turn assuming all of First Security Bank's obligations thereunder. The purpose of the Stock Award Plan is to provide the Company with greater flexibility in the composition of incentive awards and to secure for the Company and its stockholders the continued services of directors, advisory directors and key employees who are important to the success and growth of the business of the Company and its subsidiaries. The Company believes that awards under the Stock Award Plan may serve to broaden the equity participation of such persons and further link the long-term interests of management and stockholders. The Company will consider awards pursuant to the Stock Award Plan in light of its overall compensation philosophy and competitive conditions in the marketplace.

Proposed Amendment To Stock Award Plan

     Currently, an aggregate of 100,000 shares of Company common stock are subject to the Stock Award Plan. Shares subject to options which terminate or expire unexercised will become available for future option grants. During 2002, the Company granted 54,000 options, which served to bring to 101,200 the number of options which have been issued under the Stock Award Plan. The Company earlier this year granted a further 22,000 options in the aggregate to its Directors who are not Company or First Security Bank employees (and certain Advisory Directors). On March 18, 2003, the Board of Directors approved an increase in the number of shares of Company common stock available for the grant of options under the Stock Award Plan to 200,000 shares (subject to adjustment as described below and provided in the Plan). The proposed increase in the aggregate number of shares available for the grant of options is intended to enhance the Company's flexibility in structuring incentive and other awards by facilitating future stock option grants.

     Set forth below is the text of revised section 3.1 of the Stock Award Plan containing the amendment being proposed at the Annual Meeting. The amendment is qualified in its entirety by reference to such text.

         The text of section 3.1 shall be amended to read as follows:

     "3.1 Number of Shares. Subject to the provisions of Paragraph 19 (relating to adjustments upon mergers, reorganizations or like changes in capitalization), the number of shares of Common Stock subject at any one time to options or awards of restricted stock or deferred stock units granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted, and awards of restricted stock and deferred stock units made, under the Plan, shall not exceed 200,000 shares; provided, that no more than one-fifth of such shares may be awarded as restricted stock awards. If and to the extent that options granted under the Plan terminate, expire or are cancelled without having been exercised, or restricted stock or deferred stock units are forfeited, new options, restricted stock or deferred stock units may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or cancelled options or forfeited shares of restricted stock or deferred stock units; provided, that the granting and terms of such new options, restricted stock awards and deferred stock units shall in all respects comply with the provisions of the Plan."

Purpose

     The Company Board of Directors adopted the Stock Award Plan in the belief that the flexibility to selectively use options and other stock awards as part of an overall compensation package may enhance the Company's ability to attract and retain important individuals in an intensely competitive business environment. A number of the Company's competitors utilize equity awards as a significant component of their incentive compensation programs. The use of equity-based compensation as a larger percentage of total compensation should more closely align incentives with the long-term goals of the Company's shareholders, in a tax-efficient manner.

Description of the Stock Award Plan

     The Stock Award Plan (as amended and restated) is set forth as Appendix A to this proxy statement and the summary of the material terms of the Stock Award Plan contained herein is qualified in its entirety by a reference to Appendix A. All references to the "Plan" in the remaining text of this subsection shall mean the Stock Award Plan.

     The determination of employee recipients of options and awards, their terms and conditions within the restrictions of the Plan and the number of shares covered by each option or award will be determined and administered by the Company Board of Directors or a committee appointed by the Board of Directors from among its members (collectively, the "Company").

     Employees, directors and advisory directors of the Company are eligible to participate in the Plan based upon its terms and conditions. Awards may be granted by the Board and may include: (i) options to purchase shares of Company common stock in the form of incentive stock options, as defined in Section 422 of the Internal Revenue Code ("ISOs"), or non-qualified stock options ("NQSOs");
(ii) stock appreciation rights granted alone or in tandem with such options ("SARs"); (iii) restricted stock awards; and (iv) stock units representing the right to receive shares of Company common stock at the end of a specified deferral period. ISOs may be granted only to salaried employees of the Company or any subsidiary or parent corporation thereof now existing or hereafter formed or acquired. NQSOs and SARs may be granted to such salaried employees as well as to directors or advisory directors. At the time of the original grant of options, the Board may also authorize the grant of reload options, which shall be non-qualified stock options for such number of shares of Company common stock as were used by the participant to pay the purchase price upon the exercise of previously granted options, but are still subject to the other terms set forth in the Plan. For each calendar year, during any part of which the Plan is in effect, no participant may be granted awards relating in the aggregate to more than 10,000 shares of Company common stock, as adjusted to reflect certain changes to the outstanding Company common stock pursuant to the Plan. Awards of options and SARs are not transferable except by will or the laws of descent and distribution. However, non-qualified stock options may be transferred, for no consideration, to certain family members of the plan participant or to trusts for such transferred, for no consideration, to certain family members of the plan participant or to trusts for such family members. Restricted stock awards and deferred stock units remain subject to the restrictions established by the Board for the restriction or deferral period and may not be sold, transferred, pledged or otherwise encumbered during such period. Shares of such restricted stock and deferred stock units will be forfeited and will revert to the Company upon the recipient's termination of employment during the restriction or deferral period, except to the extent that the Board finds that such forfeiture is not in the best interests of the Company.

     The option price per share of options granted under the Plan shall be determined by the Board. However, the per share option price of any ISO shall not be less than 100% of the fair market value (as hereinafter defined) of a share of Company common stock at the time the ISO is granted, and the per share option of any NQSO shall not be less than 50% of the fair market value of a share of Company common stock at the time the NQSO is granted. The "fair market value" of the Company common stock on any date means (i) if the Company common stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Company common stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Company common stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Board determines in good faith to be reasonable. As of the record date, April 1, 2003, the last closing sales price of Company common stock as reported by the NASD OTC Bulletin Board was $19.00 per share which occurred on March 27, 2003. Each option shall be exercisable at such times, or upon the occurrence of such events, and in such amount, as may be determined by the Board and stated in the option award agreement. The term of each option may not exceed ten years from the date of grant. Payment of the option price upon exercise of an ISO may be made (i) by check payable to the Company, (ii) with the consent of the Board by delivery of Company common stock already owned by the optionee for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (iii) with the consent of the Board, and at the election of the participant, by withholding from those shares that would otherwise be obtained upon exercise price, (iv) in accordance with a cashless exercise program as specified in the Plan or (v) by a combination of the foregoing alternatives or by any other means that the Board deems appropriate. No optionee shall have any rights to dividends or other rights of a shareholder with respect to his or her shares subject to the option until the optionee has given written notice of exercise and paid in full for such shares.

     The Board may, in its sole discretion, grant SARs alone or, with respect to each option granted under the Plan, grant tandem SARs, that is, the right to relinquish such option in whole or in part and to receive a cash payment equal to the excess of the fair market value of the stock covered by the relinquished option (or part thereof) over the applicable option price.

     Awards of restricted stock under the Plan may be in addition to or in lieu of option grants. During the restriction period (which may be a restriction period that ends after certain period(s) of time and/or upon the attainment of certain performance goals, as set by the Board) the recipient of restricted stock is not permitted to sell, transfer, pledge or otherwise encumber the shares, and upon the recipient's termination of employment during the restriction period, shares of restricted stock shall generally revert to the Company. If provided by the Board, shares of restricted stock may become free of restriction under certain circumstances such as death, permanent disability or retirement of the recipient or the occurrence of a Change in Control of the Company (as hereinafter defined) or following any other termination of employment where the Board determines that forfeiture is not in the best interests of the Company.

     Deferred stock units represent the right to receive shares of Company common stock after the deferral period and subject to such other terms and conditions as set by the Board. During the deferral period, dividends on the specified number of shares of Company common stock covered by the deferred stock units may be paid in cash, or deferred and/or the value thereof automatically reinvested in additional deferred stock units as the Board may determine or permit the participant to elect.

     In the event of a Change in Control of the Company, the Board may, to assure fair and equitable treatment of the participants in the Plan, (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or deferred stock units awarded pursuant to the Plan; (ii) offer to purchase any outstanding option, shares of restricted stock or deferred stock units made pursuant to the Plan from the holder for its equivalent cash value; and (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Board deems appropriate to maintain and protect the rights and interests of participants in the Plan following such Change in Control. In no event, however, may any option be exercised prior to the expiration of six months from the date of grant (unless otherwise provided in the option agreement pursuant to which such option was granted) or after ten years from the date of grant. "Change in Control" means: (a) a majority of the Company Board of Directors ceases to consist of continuing Directors (as hereinafter defined), (b) any person becomes the beneficial owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the continuing Directors,
(c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the continuing Directors or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company unless such disposition is approved by a majority of the continuing Directors. "Continuing directors" means those members of the Board of Directors on the effective date of the Plan or who are elected to the Board of Directors after such date upon the recommendation or with the approval of a majority of the continuing Directors at the time of such recommendation or approval.

     An aggregate of 200,000 shares of Company common stock (subject to adjustment as described below and as provided in the Plan) will be subject to the Plan. No more than 40,000 of such shares may be awarded as restricted stock awards. Shares subject to options which terminate or expire unexercised, or shares of restricted stock which are forfeited, will become available for future option grants or restricted stock awards.

     The Company's Board of Directors may terminate, modify or amend the Plan, but no amendment may be made which would, without the approval of the shareholders (i) change the class of employees eligible to receive an award of restricted stock or options payable in Company common stock, (ii) increase the total number of shares reserved for issuance under the Plan or (iii) materially increase the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Committee may amend the terms of any award of restricted stock or option already granted, provided that any such retroactive amendment is consistent with the provisions of the Plan and does not disqualify an ISO under the provisions of
Section 422 of the Internal Revenue Code.

     In the event of certain changes to the outstanding Company common stock such as merger, consolidation, stock splits, stock dividends, reclassifications or recapitalizations, the Board of Directors (or the Board of Directors of any entity assuming the obligations of the Plan pursuant to any such merger or reorganization) shall appropriately adjust the character and number of shares available under the Plan and shall appropriately adjust the character, number and price of shares subject to outstanding options to reflect such changes.

     The Plan became effective on March 21, 2000, the date of its adoption by the Board of Directors, subject to approval by the shareholders at the annual meeting. The Plan will terminate upon the earlier of (i) the adoption of a resolution of the Company's Board of Directors to terminate the Plan, (ii) the date all shares of Company common stock subject to the Plan are purchased according to the Plan or (iii) ten years from the effective date of the Plan.

     The size of future grants of stock options and stock appreciation rights and awards of restricted stock or deferred stock units to employees, directors and advisory directors eligible to participate in the Plan is not determinable as of the date of this proxy statement because of the discretionary nature of such grants and awards.

Certain Federal Income Tax Consequences

     The following discussion is based on the Internal Revenue Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Internal Revenue Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular Plan participant that may affect the accuracy or applicability of this discussion.

         Incentive Stock Options

(a) Neither the grant nor the exercise of an ISO will be treated as the receipt of taxable income by the employee or a deductible item by the Company. The amount by which the fair market value of the shares issued upon exercise exceeds the option strike price will constitute an item of adjustment that must be taken into account in determining the employee's alternative minimum tax.

(b) If the employee holds shares acquired by him or her upon the exercise of an ISO until the later of two years from the date of grant of the option and one year from such exercise and has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise, then any gain realized by the employee on a later sale or exchange of such shares will be a capital gain and any loss sustained will be a capital loss. The Company will not be entitled to a tax deduction with respect to any such sale or exchange of ISO shares.

(c) If the employee disposes of any shares acquired upon the exercise of an ISO during the two-year period from the date of grant of the option or the one-year period beginning on the date after such exercise (i.e., a "disqualifying disposition"), the employee will generally be obligated to report as ordinary income for the year in which the disposition occurred the amount by which the fair market value of such shares on the date of exercise of the option (or, as noted in clause (d) below, in the case of certain sales or exchanges of such shares for less than such fair market value, the amount realized upon such sale or exchange) exceeds the option strike price, and the Company will be entitled to an income tax deduction equal to the amount of such ordinary income reported by the employee on his or her federal income tax return.

(d) If an ISO holder who has acquired stock upon the exercise of an ISO makes a disqualifying disposition of any such stock, and the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the ISO holder, then the amount includable in the ISO holder's gross income, and the amount deductible by the Company, will not exceed the excess (if any) of the amount realized on the sale or exchange over the tax basis of the stock.

     Non-Qualified Stock Options. In the case of an NQSO, the grant of the option will not generally result in taxable income to the option holder or any income tax deduction to the Company. The NQSO holder generally recognizes ordinary income at the time the NQSO is exercised in the amount by which the fair market value of the shares acquired exceeds the option strike price. The Company will generally be entitled to a corresponding ordinary income tax deduction, at that time, equal to the amount of such ordinary income.

     Stock Appreciation Rights. The granting of SARs does not produce taxable income to participating employees or an income tax deduction for the Company. The exercise of a SAR for cash is immediately taxable as ordinary income to the grantee and deductible by the Company.

     Restricted Stock. An employee generally will not recognize any taxable income upon the award of any restricted stock which is not vested. Dividends paid with respect to restricted stock prior to the vesting of such stock will be taxable as compensation income to the employee. Generally, an employee will recognize ordinary income upon the vesting of restricted stock in an amount equal to the fair market value of the shares of Company common stock on the date they became vested. However, pursuant to Section 83(b) of the Internal Revenue Code, an employee may elect to recognize compensation income upon the award of restricted stock based on the fair market value of the shares of Company common stock subject to such award on the award date. If an employee makes such an election, dividends paid with respect to such restricted stock will not be treated as compensation, but rather as dividend income, and the employee will not recognize additional income when the restricted shares vest.

     The Company will be entitled to an income tax deduction equal to an amount of ordinary income included by the employee on his or her federal income tax return for the year when the restricted stock vests (or year in which an applicable Internal Revenue Code Section 83(b) election is made). The Company will also be entitled to a compensation deduction for the dividends that are paid on restricted stock that has not yet vested (as described in the immediately preceding paragraph) when such dividends are reported by the employee on his or her federal income tax return.


The Board of Directors recommends a vote "FOR" approval of the proposed amendment to the Stock Award Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Report of the Audit Committee

     The Audit Committee is made up of seven Directors, none of whom are employees of the Company or First Security Bank. All members of the Audit Committee are independent, as defined in the applicable National Association of Securities Dealers listing standards. The Audit Committee has adopted a written charter for the Audit Committee (attached as Appendix B) which has been approved and adopted by the Board of Directors and is reviewed and reassessed annually by the Audit Committee.

     The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

     The Committee assists the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the qualifications, performance and independence of the Company's independent external auditors and
(4) the performance of the Company's internal audit function.

     Management is responsible for the preparation and integrity of the Company's financial statements. The Committee reviewed the Company's audited financial statements for the year ended December 31, 2002 and met with both management and the Company's external auditors to discuss those financial statements, including the critical accounting policies on which the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     Crowe, Chizek and Company, LLP, the Corporation's independent auditor, has provided the Audit Committee with assurance of its independence (as required by Independence Standards Board Standard No. 1). The Audit Committee also met with Crowe, Chizek and Company, LLP and discussed its independence, the results of its audit and other matters required to be discussed by applicable accounting standards (including Statement on Auditing Standards 61).

     The Audit Committee has considered whether the provision of services to the Company by Crowe, Chizek and Company, LLP, beyond those rendered in connection with the audit and review of financial statements, is compatible with maintaining the independence of such firm.

     The Audit Committee has reviewed and discussed with management the audited financial statements that will appear in the Company's 2002 Annual Report on Form 10-K.

     The Audit Committee recommended to the Board of Directors that the financial statements for 2002 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

         Dr. Kenneth L. Gerson, Audit Committee Chairman Harold Glenn Campbell
         A. F. Dawahare Dr. Ira P. Mersack Dr. Ronald J. Saykaly Kathy E. Walker

Audit Fees

     The aggregate fees incurred for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2002 and 2001 were $51,050 and $46,837, respectively.

Audit-Related Fees

     The  aggregate  fees  incurred  for  professional   services  rendered  for
audit-related services by Crowe, Chizek and Company LLP for the years ended December 31, 2002 and 2001 were $850 and $4,360, respectively.

Tax Fees

     The aggregate fees incurred for professional services rendered for tax-related services by Crowe, Chizek and Company LLP for the years ended December 31, 2002 and 2001 were $6,145 and $5,500, respectively. Fees for both periods related to tax return preparation, estimated payments and various other sundry tax matters.

All Other Fees

     The aggregate fees incurred for professional services rendered by Crowe, Chizek and Company LLP, other than the services covered under the captions "Audit Fees", "Audit-Related Fees", and "Tax Fees" for the years ended December 31, 2002 and 2001 were $4,385 and $2,085, respectively. Fees for both periods included general consultations and in 2002 also included amounts related to corporate governance matters.

Appointment of Auditors

     The Audit Committee has approved the issuance of a request for proposals respecting the provision of independent accountant services for the Company in 2003. Accordingly, no independent accountant has yet been appointed for the Company for 2003.

     In connection with the audits of the two fiscal years ended December 31, 2002 and 2001, and the subsequent interim period through March 31, 2003, there have been no disagreements with Crowe, Chizek and Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Crowe, Chizek and Company, LLP audit reports on the financial statements of the Corporation as of and for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     Representatives of Crowe, Chizek and Company, LLP are expected to be present at the Meeting, and they will have an opportunity to make a statement, if they so desire, and will be available to respond to questions.

                              Shareholder Proposals

     In order for shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in Lexington, Kentucky prior to December 15, 2003.

                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented to the Meeting and does not intend to bring other matters before the Meeting. However, if any other matters properly come before the Meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the persons named in the accompanying proxy in accordance with their best judgment and interests of the Company. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this proxy statement.

                       By Order of the Board of Directors


                                                     Andrew C. Hils
                                                     Secretary/Treasurer

Lexington, Kentucky
April 15, 2003



                                   APPENDIX A

                          FIRST SECURITY BANCORP, INC.
                                STOCK AWARD PLAN
                   (AMENDED AND RESTATED AS OF MARCH 18, 2003)

     1. Purpose. The purpose of the First Security Bancorp, Inc. Stock Award Plan (the "Plan") is to secure for First Security Bancorp, Inc. and its successors and assigns (the "Company") and its stockholders the benefits of the additional incentive, inherent in the ownership of the Company's common stock, no par value per share (the "Common Stock"), by selected employees, directors and advisory directors of the Company and its subsidiaries who are important to the success and growth of the business of the Company and its subsidiaries and to help the Company and its subsidiaries secure and retain the services of such persons. Compensation awarded under the Plan in appropriate instances is intended to qualify for tax deductibility pursuant to the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time or any successor statute or statutes (the "Code"), to the extent deemed appropriate by the Board (as defined in Paragraph 2.1 hereof).

     Pursuant to the Plan, selected employees, directors and advisory directors of the Company will be offered the opportunity to acquire Common Stock through the grant of options, stock appreciation rights in tandem with such options and awards of restricted stock. Any options, rights or awards granted hereunder are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any advisory director, director or employee. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of Section 422 of the Code, or "nonqualified stock options." For purposes of the Plan, the terms "parent" and "subsidiary" shall mean "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Code.

         2. Committee.

     2.1 Administration. The Plan shall be administered by the board of directors of the Company or by a committee appointed by the board of directors from among its members (collectively, the "Board"). Any such committee appointed shall be comprised, unless otherwise determined by the board of directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "disinterested directors." For purposes of the Plan, a person shall be deemed to be a "disinterested person" if, at the time of reference, such person is not, and has not been at any time during the preceding one-year period, eligible to participate in the Plan or any other plan of the Company or any of its affiliates entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. Notwithstanding any of the foregoing, the board of directors may designate one or more persons, who at the time of such designation are not disinterested persons, to serve on any such committee effective upon the date such person or persons qualify as disinterested persons. Any vacancy on any such committee, whether due to action of the board of directors or due to any other cause, may be filled, and shall be filled if required to maintain any such committee of at least two disinterested persons, by resolution adopted by the board of directors.

     2.2 Procedures. The Board shall adopt such rules and regulations as it shall deem appropriate concerning the administration of the Plan. A majority of the whole Board shall constitute a quorum, and the acts of a majority of the members of the Board present at a meeting at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be the acts of the Board.

     2.3 Interpretation. The Board shall have full power and authority to interpret the provisions of the Plan and any agreement evidencing options or restricted stock awards granted under the Plan, and to determine any and all questions arising under the Plan, and its decisions shall be final and binding on all participants in the Plan. The Board shall have exclusive authority to select the individuals to be granted awards under the Plan, to determine the type, size and terms of all such awards, to modify the terms of any awards so granted and to make any other determinations which it deems necessary or desirable for the administration of the Plan.

     2.4 Liability. No member of the Board and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board and any agent of the Board who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

The Board may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Board, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Board in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Board.

         3. Shares Subject to Grants.

     3.1 Number of Shares.  Subject to the  provisions  of  Paragraph  19 hereof
(relating to adjustments upon mergers, reorganizations or like changes in capitalization), the number of shares of Common Stock subject at any one time to options or awards of restricted stock or deferred stock units granted under the Plan, plus the number of shares of Common Stock theretofore issued or delivered pursuant to the exercise of options granted, and awards of restricted stock and deferred stock units made, under the Plan, shall not exceed 200,000 shares; provided, that no more than one-fifth of such shares may be awarded as restricted stock awards. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, or restricted stock or deferred stock units are forfeited, new options, restricted stock or deferred stock units may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired or canceled options or forfeited shares of restricted stock or deferred stock units; provided, that the granting and terms of such new options, restricted stock awards and deferred stock units shall in all respects comply with the provisions of the Plan.

     3.2 Character of Shares. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

     3.3 Reservation of Shares. There shall be reserved at all times for sale or award under the Plan a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares set forth in Paragraph 3.1 hereof.

     4. Eligibility. Options and awards of restricted stock may be granted under the Plan to any employee, director or advisory director of the Company or any of its subsidiaries, or to any prospective employee, director or advisory director of the Company or any of its subsidiaries, conditioned upon, and effective not earlier than, such person's becoming an employee or director. Notwithstanding the foregoing:

     (a) Only non-qualified stock options may be granted to non-employee directors or advisory directors of the Company;

     (b) No incentive stock options may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), at the time the incentive stock option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the employee's employer corporation or of its parent, if any, or any of its subsidiaries, unless the option price is at least 110% of the fair market value of the shares subject to the option, determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted; and

     (c) In each calendar year during any part of which the Plan is in effect, no Participant (as defined below) may be granted options relating in the aggregate to more than 10,000 shares of Common Stock, subject to adjustment as provided in Paragraph 19 hereof.

     An individual receiving any option, restricted stock award or deferred stock units under the Plan is hereinafter referred to as a "Participant." Any reference herein to the employment of a Participant by the Company shall include
(i) his or her employment by the Company or any of its subsidiaries, and (ii) with respect to a Participant who was not an employee of the Company or any of its subsidiaries at the time of grant of his or her option or award, his or her period of service in the capacity for which the option or award was granted. For all purposes of this Plan, the time at which an option or award is granted shall be deemed to be the effective date of such grant. The Plan does not create a right in any person to participate in the Plan, nor does it create a right in any person to have any options or rights granted to him or her.

     5. Grant of Options. The Board shall determine, within the limitations of the Plan, the persons to whom options are to be granted, the number of shares that may be purchased under each option and the option price, and shall designate options at the time of grant as either "incentive stock options" or "nonqualified stock options"; provided, that the aggregate fair market value
(determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options become exercisable for the first time by any Participant (as defined in Paragraph 4 hereof) in any calendar year (under all stock option plans of the employee's employer corporation and its parent, if any, and its subsidiaries) shall not exceed $100,000 (the provisions of Section 422(d) of the Code are intended to govern). In determining the persons to whom options shall be granted and the number of shares to be covered by each option, the Board shall take into consideration the person's present and potential contribution to the success of the Company and its subsidiaries and such other factors as the Board may deem proper and relevant. Each option granted under the Plan shall be evidenced by a written agreement between the Company and the Participant containing such terms and conditions and in such form, not inconsistent with the provisions of the Plan or, with respect to incentive stock options, Section 422 of the Code, as the Board shall provide.

     6. Option Price. Subject to Paragraph 19 hereof, the option price of each share of Common Stock purchasable under any incentive stock option granted under the Plan shall be not less than the fair market value of such share of Common Stock at the time the option is granted, and the option price of each share of Common Stock purchasable under any non-qualified stock option granted under the Plan shall not be less than 50% of the fair market value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in Section 424(a) of the Code shall be an amount which conforms to the requirements of that Section and the regulations thereunder.

     For purposes of this Plan, the "fair market value" of the Common Stock on any date means (i) if the Common Stock is listed on a national securities exchange or quotation system, the closing sales price on such exchange or quotation system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Common Stock is not listed on a national securities exchange or quotation system, the mean between the bid and offered prices as quoted by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for such date or (iii) if the Common Stock is neither listed on a national securities exchange or quotation system nor quoted by NASDAQ, the fair value as determined by such other method as the Board determines in good faith to be reasonable.

     7. Stock Appreciation Rights. In the discretion of the Board, a stock appreciation right may be granted (a) alone, (b) simultaneously with the grant of an option (either incentive or non-qualified) and in conjunction therewith or in the alternative thereto or (c) subsequent to the grant of a non-qualified option and in conjunction therewith or in the alternative thereto.

     The exercise price of a right granted alone shall be determined by the Board but shall not be less than one hundred percent (100%) of the fair market value of one share of Common Stock on the date of grant of such right. A right granted simultaneously with or subsequent to the grant of an option and in conjunction therewith or in the alternative thereto shall have the same exercise prices as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that a right, by its terms, shall be exercisable only when the fair market value of the shares subject to the right and related option exceeds the exercise price thereof.

     Upon exercise of a right granted simultaneously with or subsequent to an option and in the alternative thereto, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the right shall have been exercised. The number of shares for which a right shall be exercisable shall be reduced upon any exercise of a related option by the number of shares for which such option shall have been exercised.

     Any right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Board.

     A right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices, a number of shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board in its sole discretion), an amount of cash, or any combination of shares and cash, as specified in the request (but subject to the approval of the Board, in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (a) the excess of the fair market value, on the day of such request, of one share over the exercise price per share specified in such right or its related option, multiplied by (b) the number of shares for which such right shall be exercised; provided, however, that the Board, in its discretion, may impose a maximum limitation on the amount of cash, the fair market value of shares, or a combination thereof, which may be received by a holder upon exercise of a right.

     Any election by a holder of a right to receive cash in full or partial settlement of such right, and any exercise of such right for cash, may be made only by a request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of the release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within thirty (30) days after the receipt by the Company of a request to receive cash in full or partial settlement of a right or to exercise such right for cash, the Company shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request.

     If the Board disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a right or to exercise such right for cash, such disapproval shall not affect such holder's right to exercise such right at a later date, to the extent that such right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board. Additionally, such disapproval shall not affect such holder's right to exercise any related option or options granted to such holder under the Plan.

     A holder of a right shall not be entitled to request or receive cash in full or partial payment of such right during the first six (6) months of its term, provided however, that such prohibition shall not apply if the holder of such right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.

     For all purposes of this Paragraph 7, the fair market value of shares shall be determined in accordance with the principles set forth in Paragraph 6 hereof.

         8. Exercisability and Duration of Options.

     8.1 Determination of Board; Acceleration. Each option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the agreement evidencing the option. Subsequent to the grant of an option which is not immediately exercisable in full, the Board, at any time before complete termination of such option, may accelerate the time or times at which such option may be exercised in whole or in part.

     8.2 Automatic Termination. The unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

         (a) The expiration of ten years from the date on which such option was granted;


     (b) The expiration of three months from the date of termination of the Participant's employment by the Company or service as a director or advisory director with the Company unless a longer period is provided by the Board (other than a termination described in subparagraph (c) or (d) below); provided that if the Participant shall die during such three-month period, the time of termination of the unexercised portion of any such option shall be determined under the provisions of subparagraph (c) below;

     (c) The expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Participant, if the Participant's death occurs either during his employment by the Company or service as a director or advisory director or during the three-month period following the date of termination of such employment or service as a director or advisory director (other than a termination described in subparagraph (d) below), but in no event later than one year after the Participant's death;

     (d) The termination of the Participant's employment by the Company if such termination constitutes or is attributable to a breach by the Participant of an employment or consulting agreement with the Company or any of its subsidiaries, or if the Participant is discharged from employment or service as a director or advisory director or his or her services are terminated for cause or if the Participant voluntarily terminates his or her employment or service as a director or advisory director; or

         (e) The expiration of such period of time or the occurrence of such event as the Board in its discretion may provide upon the granting thereof.

     The Board or the board of directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the Participant has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Board or the board of directors shall be final and conclusive.

     9. Exercise of Options. Options granted under the Plan shall be exercised by the Participant (or by his or her executors or administrators, as provided in Paragraph 10 hereof) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, (b) with the consent of the Board, by delivery of shares of Common Stock already owned by the Participant for at least six months (which may include shares received as the result of a prior exercise of an option) having a fair market value (determined as of the date such option is exercised) equal to all or part of the aggregate purchase price, (c) with the consent of the Board and at the election of the Participant, by withholding from those shares that would otherwise be obtained upon exercise of the option a number of shares having a fair market value equal to the option exercise price,
(d) in accordance with a "cashless exercise" program established by the Board in its sole discretion under which if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon receipt of the purchase price in cash from the broker or dealer, (e) by any combination of (a),
(b), (c) or (d) above or (f) by other means that the Board deems appropriate. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Board may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Board may from time to time prescribe. The date of exercise shall be the date of the Company's receipt of such notice. The Company shall effect the transfer of the shares so purchased to the Participant (or such other person exercising the option pursuant to Paragraph 10 hereof) as soon as practicable. No Participant or other person exercising an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until due exercise and full payment has been made as provided above. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment. In no event may any option granted hereunder be exercised for a fraction of a share.

     10. Non-Transferability of Options and Stock Appreciation Rights. Except as provided herein, no option granted under the Plan or any right evidenced thereby shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an option may be exercised, during the lifetime of a Participant, only by such Participant. Notwithstanding the preceding sentence:
(a) in the event of a Participant's death during his or her employment by the Company or his or her service as a director or advisory director of the Company, its parent, if any, or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his or her options shall thereafter be exercisable, during the period specified in Paragraph 8.2(c) hereof, by his or her executors or administrators; and (b) the Participant, with the approval of the Board, may transfer his or her options (other than incentive stock options) for no consideration to or for the benefit of the Participant's spouse, parents, children (including stepchildren or adoptive children), grandchildren or siblings, or to a trust for the benefit of any of such persons.

     11. Restricted Stock. Participants may be granted awards of restricted stock under the Plan, subject to the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine:

                  (a)Awards of restricted stock may be in addition to or in lieu of option grants;

     (b) During a period set by, and/or until the attainment of particular performance goals based upon criteria established by the Board at the time of each award of restricted stock (the "restriction period"), the Participant shall not be permitted to sell, transfer, pledge or otherwise encumber the shares of restricted stock; except that such shares may be used, if the Board permits, to pay the option price of any option granted under the Plan; provided that an equal number of shares delivered to the Participant upon exercise of the option shall carry the same restrictions as the shares of restricted stock so used;

     (c) If so provided by the Board, the applicable restriction period shall expire, and shares of restricted stock shall become free of all restrictions if
(i) the Participant dies, (ii) the Participant's employment or service terminates by reason of permanent disability, as determined by the Board, (iii) the Participant retires or (iv) a "Change in Control" of the Company occurs (as defined in Paragraph 16 hereof). The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently disabled the restricted stock held by such recipient shall be forfeited and revert to the Company;

     (d) Unless and to the extent otherwise provided in accordance with Paragraph 11(c) hereof, shares of restricted stock shall be forfeited and revert to the Company upon the Participant's termination of employment or service during the restriction period, except to the extent the Board, in its sole discretion, finds that such forfeiture is not in the best interests of the Company and, therefore, waives all or part of the application of this provision to the restricted stock held by such Participant;

     (e) Stock certificates for restricted stock shall be registered in the name of the Participant but shall be appropriately legended and returned to the Company by the Participant, together with a stock power, endorsed in blank by the Participant. The Participant shall be entitled to vote shares of restricted stock and shall be entitled to all dividends paid thereon, except that dividends paid in Common Stock or other property shall be subject to the same restrictions as apply to the restricted stock with respect to which they are paid; and

     (f) Restricted stock shall become free of the foregoing restrictions upon expiration of the applicable restriction period and the Company shall then deliver certificates evidencing such Common Stock to the recipient.

     12. Deferred Stock Units. Participants may be granted units representing the right to receive shares of Common Stock at the end of a specified deferral period ("deferred stock units"), subject to applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith, as the Board shall determine:

     (a) Deferred stock units shall be exercisable for shares of Common Stock after the period and upon the terms set by the Board. If so provided by the Board, the applicable deferral period shall expire when (i) the Participant dies, (ii) the Participant's employment or service terminates by reason of permanent disability, as determined by the Board, (iii) the Participant retires or (iv) a "Change in Control" of the Company occurs (as defined in Paragraph 16 hereof). The Board may require medical evidence of permanent disability, including medical examinations by physicians selected by it. If the Board determines that any such recipient is not permanently disabled, the deferred stock units held by such recipient shall be forfeited and revert to the Company;

     (b) Unless and to the extent otherwise provided in accordance with Paragraph 12(a), deferred stock units shall be forfeited and revert to the Company upon the Participant's termination of employment or service during the deferral period, except to the extent the Board, in its sole discretion, finds that such forfeiture is not in the best interest of the Company and, therefore, waives all or part of the application of this provision to the deferred stock units held by such Participant; and

     (c) Unless otherwise determined by the Board at the date of grant, dividends on the specified number of shares of Common Stock covered by the deferred stock units will be paid at the dividend payment date in cash, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional deferred stock units, as the Board shall determine or permit the Participant to elect. Unless otherwise determined by the Board, shares of Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions, risk of forfeiture and/or deferral to the same extent as the deferred stock units with respect to which such Common Stock or other property has been distributed.

     13. Reload Options. At the time an option (the "original option") is granted, the Board may also authorize the grant of a "reload option," which shall be subject to the following terms:

     (a) The number of shares of Common Stock subject to the reload option shall be the number of shares, if any, used by the Participant to pay the purchase price upon exercise of the original option, plus the number of shares, if any, delivered by the Participant to satisfy the tax withholding requirement relating to such exercise;

     (b) The reload option shall be a nonqualified stock option;

     (c) The grant of the reload option shall be effective upon the date of exercise of the original option, and the term of the reload option shall be the period, if any, remaining from that date to the date upon which the original option would have expired;

     (d) The grant of the reload option shall not be effective if, on the date of exercise of the original option, the Participant is not employed by the Company; and

     (e) Except as specified in (a) through (d) above, the terms of the reload option shall be as prescribed in the preceding Paragraphs of this Plan.

14.      Withholding Tax.

     (a) Whenever under the Plan shares of stock are to be delivered upon exercise of a nonqualified stock option or deferred stock unit, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto. At the option of the Company, such amount may be remitted by check payable to the Company, in shares of Common Stock (which may include shares received as the result of a prior exercise of an option or deferred stock unit), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof. Whenever an amount shall become payable to a Participant in connection with the exercise of a stock appreciation right, the Company shall be entitled to withhold therefrom an amount sufficient to satisfy all federal, state and local withholding tax requirements relating to such amount.

     (b) Recipients of restricted stock, pursuant to Paragraph 11 hereof, shall be required to remit to the Company an amount sufficient to satisfy all applicable tax withholding requirements upon expiration of restriction periods or upon such earlier date(s)) as may be elected pursuant to Section 83 of the Code, unless other arrangements satisfactory to the Company have been made for the withholding of applicable taxes. At the option of the Company, the amount referred to in the preceding sentence may be remitted by check payable to the Company, in shares of Common Stock (which may include shares of Common Stock received as the result of a prior exercise of an option), by the Company's withholding of shares of Common Stock issuable upon the exercise of any option or stock appreciation right or pursuant to any award of restricted stock or deferred stock unit pursuant to the Plan, or any combination thereof.

     15. Restrictions on Delivery and Sale of Shares. Each option and restricted stock award and deferred stock unit granted under the Plan is subject to the condition that if at any time the Board, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option or award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to exercise of the option or upon expiration of the restriction or deferral period may be withheld unless and until such listing, registration or qualification shall have been effected. The Board may require, as a condition of exercise of any option, or grant of a restricted stock award or deferred stock unit, that the Participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Board may require that the sale or other disposition of any shares acquired upon exercise of an option hereunder or upon expiration of a restriction or deferral period shall be subject to a right of first refusal in favor of the Company, which right shall permit the Company to repurchase such shares from the Participant or his or her representative prior to their sale or other disposition at their then current fair market value in accordance with such terms and conditions as shall be specified in the agreement evidencing the grant of the option, restricted stock award or deferred stock unit. The Company may endorse on certificates representing shares issued upon the exercise of an option or expiration of a restriction or deferral period, such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

         16. Change in Control.

     (a) In the event of a Change in Control of the Company, as defined below, the Board may, in its sole discretion, provide that any of the following applicable actions be taken as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants:

     (i) accelerate the exercisability of any outstanding options, or the expiration of restriction periods of restricted stock or the expiration of deferral periods of deferred stock units awarded pursuant to this Plan;

     (ii) offer to purchase any outstanding options or shares of restricted stock or deferred stock units made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Board, as of the date of the Change in Control; or

     (iii) make adjustments or modifications to outstanding options, restricted stock or deferred stock units as the Board deems appropriate to maintain and protect the rights and interests of the Participants following such Change in Control.

Any such action approved by the Board shall be conclusive and binding on the Company, its subsidiaries and all Participants.

     (b) In no event, however, may (i) any option be exercised prior to the expiration of six (6) months from the date of grant (unless otherwise provided in the agreement evidencing the option), or (ii) any option be exercised after ten (10) years from the date it was granted.

     (c) To the extent not otherwise defined in this Plan, the following terms used in this Paragraph 16 shall have the following meanings:
     "Affiliate" means any other corporation or other entity which controls, is controlled, directly or indirectly, by, or under common control with, the Company and which the Board designates as an "Affiliate" for purposes of the Plan.

     "Associate" of a Person means (a) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and
(c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of such Person or any of its parents or subsidiaries.

     "Beneficial Owner" has the meaning ascribed thereto in Rule 13d-3 under the Exchange Act, except that, in any case, a Person shall be deemed the Beneficial Owner of any securities owned, directly or indirectly, by the Affiliates and Associates of such Person.

     "Change in Control" means (a) a majority of the board of directors ceases to consist of Continuing Directors; (b) any Person becomes the Beneficial Owner of 25% or more of the outstanding voting power of the Company unless such acquisition is approved by a majority of the Continuing Directors; (c) the stockholders of the Company approve an agreement to merge or consolidate into any other entity, unless such merger or consolidation is approved by a majority of the Continuing Directors; or (d) the stockholders of the Company approve an agreement to dispose of all or substantially all of the assets of the Company, unless such disposition is approved by a majority of the Continuing Directors.

     "Continuing Director" means any member of the board of directors who is a member on the effective date of the Plan as set forth in Paragraph 21 hereof or who is elected to the board of directors after such date upon the recommendation or with the approval of a majority of the Continuing Directors at the time of such recommendation or approval.

     "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or a political subdivision thereof or any other entity.

     17. Right to Terminate Employment. Nothing in the Plan or in any option granted under the Plan shall confer upon any Participant the right to continue as an employee of the Company or affect the right of the Company or any of its subsidiaries to terminate the Participant's employment at any time, subject, however, to the provisions of any agreement of employment between the Participant and the Company, its parent, if any, or any of its subsidiaries.

     18. Transfer or Leave of Absence. For purposes of this Plan, neither (i) a transfer of an employee from the Company to a subsidiary or other affiliate of the Company, or vice versa, or from one subsidiary or affiliate of the Company to another, nor (ii) a duly authorized leave of absence, shall be deemed a termination of employment.

     19. Adjustment Provisions: Effect of Certain Transactions. If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to shareholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants' rights under the Plan, the Board (or the counterpart Board of any entity assuming the obligations of the
Plan) shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding options and rights, the consideration to be received upon exercise of options or in respect of rights, the exercise price applicable to outstanding options and rights, and/or the fair market value of the shares and other value determinations applicable to outstanding options and rights. Appropriate adjustments may also be made by the Board (or the counterpart Board of any entity assuming the obligations of the Plan) in the terms of any options and rights under the Plan to reflect such changes or distributions and to modify any other terms of outstanding options and rights on an equitable basis. In addition, the Board (or the counterpart Board of any entity assuming the obligations of the Plan) is authorized to make adjustments to the terms and conditions of, and the criteria included in, options and rights in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations or accounting principles.

     20. Expiration and Termination of the Plan.

     20.1 General. Options and awards of restricted stock and deferred stock units may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 21 hereof (the "Expiration Date"), on which date the Plan will expire except as to options then outstanding and stock subject to restriction or deferral periods under the Plan. Such outstanding options shall remain in effect until they have been exercised, terminated or have expired; such restricted stock shall remain subject to restriction until expiration of the restriction period in accordance with Paragraph 11 hereof and such deferred stock units shall remain subject to deferral until expiration of the deferral period in accordance with Paragraph 12. The Plan may be terminated, modified or amended by the board of directors at any time on or prior to the Expiration Date, except with respect to any options then outstanding under the Plan; provided, however, that the approval of the Company's stockholders will be required for any amendment which (i) changes the class of employees eligible for grants, as specified in Paragraph 4, (ii) increases the maximum number of shares subject to grants, as specified in Paragraph 3 hereof (unless made pursuant to the provisions of Paragraph 19 hereof) or (iii) materially increases the benefits accruing to participants under the Plan, within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     20.2 Modifications. No modification, extension, renewal or other change in any option or award of restricted stock or deferred stock unit granted under the Plan shall be made after grant, unless the same is consistent with the provisions of the Plan and does not disqualify an incentive stock option under the provisions of Section 422 of the Code.

     21. Effective Date of Plan. The Plan (as amended and restated) shall become effective on March 21, 2000, the date of its adoption by the board of directors, subject, however, to the approval of the Plan by the Company's stockholders within 12 months of such adoption.


                                   APPENDIX B

                          First Security Bancorp, Inc.

                             Audit Committee Charter


PURPOSE OF THE AUDIT COMMITTEE

         The primary purpose of the Audit Committee of First Security Bancorp, Inc. (the "Corporation") is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities in:

         A. Reviewing financial information which will be provided to shareholders and others,

         B. Reviewing the internal control systems which management and the Board have established,

         C. Reviewing the performance of the internal auditors and the independent public accountants, and

         D. Appointing, overseeing, determining levels of compensation and, where appropriate, replacing the independent public accountants.

     The function of the Audit Committee is oversight. The management of the Corporation is responsible for the preparation, presentation and integrity of Corporation's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

ORGANIZATION OF THE AUDIT COMMITTEE

         A. The Audit Committee shall be comprised of a minimum of five members and a maximum of seven members of the Board.

         B. The members of the Audit Committee shall meet the "independence" requirements set forth below.

                  1. Shall not presently nor within the past three years have been an active officer or employee of the Corporation or any affiliate thereof;

                  2. Other than in his or her capacity as a member of the Audit Committee, the Board or any other board committee of the Corporation or any affiliate thereof, shall not accept consulting, advisory, or other compensatory fee from the Corporation or any affiliate thereof, nor be an affiliated person of the Corporation or any affiliate thereof or any of its subsidiaries;

                  3. Shall not accept compensation from the Corporation or any affiliate thereof, nor its subsidiaries in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

                  4. Shall not have a member of his or her immediate family who is or has been in the past three years employed by the Corporation or any affiliate thereof or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                  5. Shall not be a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Corporation or any affiliate thereof made, or from which the Corporation or any affiliate thereof received, payments (other than those arising solely from investments in the Corporation's securities) that exceed 5% of the Corporation's (or any affiliate's) or business organization's consolidated gross revenues for that year, or $200,000, whichever is greater, in any of the past three years;

                  6. Shall not be employed as an executive of another entity where any of the Corporation's executives serve on the entity's compensation committee; and,

                  7. Shall not have any relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director or Audit Committee member.

         C. Audit Committee members shall meet the experience requirements as outlined below:

     1. Although not a requirement, the Corporation will seek to have at least one member of the Audit Committee who is considered to be a "financial expert", as defined by the Securities and Exchange Commission. At least one member of the Audit Committee shall have had past employment experience in finance or accounting or a professional certification in accounting or comparable experience or background which results in that individual possessing financial sophistication.
     2. All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement or shall become able to do so within a reasonable period of time after his or her appointment to the Audit Committee.

         D. Members of the Audit Committee and a Chairman of the Committee, shall be approved by the Board and (subject to the provisions of Section 7.2 of the Corporation's bylaws) shall serve until their successors shall be duly elected and qualified. If a Chairman of the Audit Committee is not selected by the Board, the members of the Audit Committee shall designate a Chairman. The Chairman of the Audit Committee may convene a meeting of the Audit Committee at his or her option and discretion, in addition to regularly scheduled meetings.

RESPONSIBILITIES OF THE AUDIT COMMITTEE

The Audit Committee shall:

         A.       General

                  1. Be directly responsible for the appointment, compensation, and oversight of the work of the public accounting firm employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and such accounting firm shall report directly to the Audit Committee.

                  2. Meet with the independent public accountants and the internal auditor at least annually and at such other times as is appropriate.

                  3. Have the power to conduct or authorize investigations into any matters within the scope of its responsibilities.

                  4. Review its charter periodically and recommend to the Board appropriate changes.

         B.       Relationship to the Independent Public Accountant

                  1. Before the annual audit, meet with the independent public accountants, review the scope and nature of the audit engagement, and recommend changes wherever considered necessary.

                  2. After completion of the audit, discuss with the independent public accountants:

                           a. The results of the annual audit, including
                  significant audit adjustments;

                           b. Their view of the status of the Corporation's and of any of its affiliates

                           c. The impact on the financial statements of new pronouncements and prospective changes in accounting and auditing standards

                           d. Any changes in planned scope and any difficulties encountered; and,

                           e. The resolution of disagreements with management.

                  3. Periodically consult with the independent public accountants out of the presence of management about internal controls, the quality of the Corporation's financial reporting, and the adequacy and capability of the financial staff given the business changes in operations.

         C.       Relationship to the Internal Auditor

The Audit Committee shall:

                  1. Communicate with the Corporation's (or, as applicable, any affiliate's) internal auditor, review the internal audit scope, assess the internal audit work performed and recommend changes when necessary;

                  2. Review the internal audit work plan and scope for adequacy as it relates to the work of the independent public accountants;

                  3. Review any changes required in planned scope and any difficulties encountered;

                  4. Periodically consult with the internal auditor out of the presence of management.

         D. The Audit Committee is authorized to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

         E. The Corporation (or, as appropriate, a Corporation affiliate) will provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the accounting firm employed by the Corporation for the purpose of rendering or issuing an audit report and to any counsel or advisors employed by the Audit Committee pursuant to the terms of this Charter.

POLICIES

Members of the Audit Committee shall:

         A. Not engage the auditors, contemporaneously with the audit, to provide the Corporation or any affiliate thereof with any of the following non-audit services:

                  1. Bookkeeping or other services related to the accounting records or financial statements of the Corporation or any affiliate thereof;

                  2. Financial information systems design and implementation;

                  3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

                  4. Actuarial services

                  5. Internal audit outsourcing services

                  6. Management functions or human resources

                  7. Broker or dealer, investment adviser or investment banking services

                  8. Legal services and expert services unrelated to the audit

                  9. Any other service subsequently declared impermissible through the action of any proper governmental authority.

         B. Pre-approve all auditing services which may entail providing comfort letters in connection with securities underwritings.

         C. Pre-approve all permissible non-audit services, including tax services, that exceed in the aggregate $10,000 in any fiscal year that are provided by the auditors to the Corporation or its affiliate, provided, however, that the auditor for the Corporation may not, contemporaneously with the audit, provide the Corporation or its affiliates with any of the non-audit services as outlined above.

         D. Report to the Board for disclosure in the Corporation's periodic reports under the Securities Exchange Act of 1934 any approval of non-audit services to be performed by the Corporation's auditors.

         E. Oversee the independence of the outside auditor. The Audit Committee shall, as part of that responsibility:

                  1. Review, annually, the independence of the independent public accountants;

                  2. Ensure the receipt of a formal written statement from the independent public accountants delineating relationships between the independent public accountants and the Corporation, consistent with "independence" requirements as set out above;

                  3. Engage in a dialogue with the independent public accountants with respect to any disclosed relationships or services that may impact the objectivity of the independent public accountants.

         F. Review matters within the scope of its duties, such as determining compliance with internal accounting controls and with regulations of governmental bodies; and reviewing recommendations made by the Board, management, the independent public accountants, or the internal auditors to improve internal accounting controls, to enhance current management policies, or to adopt or change accounting principles.

         G. Review with management and the independent public accountant's legal and regulatory matters that may have a material impact on the financial statements and related compliance policies.

COMMUNICATION AND REPORTING

The Audit Committee shall

         A. Provide for a line of communication between the Board and both internal auditing personnel and the independent public accountants,

         B. Report its findings to the Board after each Audit Committee meeting

LIMITATION OF AUDIT COMMITTEE'S ROLE

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.



EXHIBIT B
FORM OF PROXY

                                REVOCABLE PROXY
                          FIRST SECURITY BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2003
        The undersigned hereby constitutes and appoints Dennis R. Anderson and Erle L. Levy, or either of them, as proxies, each with full power of substitution, to vote the number of shares of common stock of First Security Bancorp, Inc. ("Bancorp") which the undersigned would be entitled to vote if personally present at the Annial Meeting of the shareholders of Bancorp to be held in the Auditorium of the Shriners Hospital for Children, 1900 Richmond Road, Lexington, Kentucky, on Tuesday, May 20, 2003 at 10:00 a.m., local time, and at any adjournment or postponement thereof (the "Meeting"), upon the following matters:

1. ELECTION OF DIRECTORS: To elect the following seven (7) persons as directors of Bancorp to serve for terms expiring with the Annual Meeting of shareholders in 2006 or until their successors are elected and qualify:
 FOR______    Withhold_____   For All Except_____

John S. Shropshire, Dennis R. Anderson, John D. Barlow, Erle L. Levy, David R. McCulloch, Dr. Ira P. Mersack, and D. Woodford Webb, Jr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
_______________________________________________________________________________

2. PROPOSED AMENDMENT TO STOCK AWARD PLAN: An amendment to the First Security Bancorp, Inc. Stock Award Plan to increase the number of shares subject to awards granted under the Stock Award Plan; and
  FOR_____      Against_____    Abstain_____

3. OTHER MATTERS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy, when properly executed, will be voted in a manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for all persons set forth in Proposal 1 and for Proposal 2 above.
        Please print and sign exactly as your name appears on stock certificate. When shares are held jointly, both should sign. When signing as attorney, executor, adminsitrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or similar entity, please sign in entity name by authorized person.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRST SECURITY BANCORP, INC. AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please be sure to sign and date this Proxy in the box below.
Date______________
_______________________________________________________________________
Shareholder sign above          Co-holder (if any) sign above